[Front Cover]

                         Annual Report October 31, 1997

                                  OPPENHEIMER
                                 Quest Capital
                                Value Fund, Inc.

                   [Oppenheimer Logo (4 interlocking hands)]
                              OppenheimerFunds(SM)
                 T H E   R I G H T   W A Y    T O   I N V E S T

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Managers

10 Statement of
   Investments

12 Statement of
   Assets & Liabilities

14 Statement of
   Operations

15 Statements of
   Changes in
   Net Assets

16 Financial Highlights

19 Notes to Financial
   Statements

24 Report of
   Independent
   Accountants

25 Federal Income
   Tax Information

26 Shareholder
   Meeting

27 Officers &
   Directors

28 Information &
   Services

| Report highlights
|_______________________________________________________________________________

[bullet] From closed-end to open-end: On March 3, 1997, the Fund converted from a closed-end fund to an open-end fund.

[bullet] Our "bottom-up" approach to stock selection helps us identify reasonably priced, good, solid companies that we believe may deliver a high return on capital.

Avg Annual Total Returns

For the period ended 10/31/97
(without sales charges)(1)

Class A
1 year
14.54%

Class B
Since inception
11.80%

Class C
Since inception
11.82%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's investment advisor is OppenheimerFunds, Inc., and its subadvisor is OpCap Advisors (formerly Quest for Value Advisors, the Fund's advisor until 2/28/97).

The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.
1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Class B and C shares were first available on 3/3/97.


2  Oppenheimer Quest Capital Value Fund, Inc.

| Dear shareholder,
|_______________________________________________________________________________


[Photo: Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Quest Capital Value
Fund, Inc.


As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

      We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill
    Bridget A. Macaskill
    November 21, 1997

3  Oppenheimer Quest Capital Value Fund, Inc.

Avg Annual Total Returns

For the Period Ended 9/30/97(1)

Class A
   1 year   5 year   10 year
   19.13%   13.83%   16.48%

Class B
                     Since
   1 year   5 year   Inception
   N/A      N/A      13.60%

Class C
                     Since
   1 year   5 year   Inception
   N/A      N/A      17.63%


Cumulative Total Return

For the Period Ended 9/30/97(1)

Class A
   5 year
   91.15%   $17,296(2)

| Performance update
|_______________________________________________________________________________

Oppenheimer Quest Capital Value Fund, Inc. seeks to purchase the stock of strong companies that the Fund's manager believes are undervalued in the market--value stocks. We believe that over the long term, these types of stocks may provide an opportunity for a high return on capital.

 .............................[Mountain Chart:].................................
Growth of $10,000
Over five years
(without sales charges)(2)

                     Oppenheimer
                    Quest Capital
                   Value Fund, Inc.         S&P 500
                    Class A shares           Index
                   ----------------         -------
9/30/92                 10000                10000
                        10335                10503
                        10869                10982
                        11014                11015
9/30/93                 11054                11300
                        11056                11562
                        10835                11123
                        10970                11170
9/30/94                 11146                11716
                        10690                11714
                        11968                12855
                        13282                14082
9/30/95                 14596                15201
                        14333                16117
                        15640                16982
                        16402                17744
9/30/96                 15839                18292
                        16940                19817
                        15881                20348
                        17525                23901
9/30/97                 18351                25692
 ..............................................................................

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares include the current 5.75% maximum initial sales charge. Class B and C shares were first offered for sale on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).

4  Oppenheimer Quest Capital Value Fund, Inc.

 .................................[Pie Chart:].................................

                         Sector Weightings(3)

                         Consumer Cyclical        26.1%
                         Financial                25.7
                         Industrial               16.5
                         Technology               14.5
                         Basic Materials           5.1
                         Energy                    4.8
                         Utilities                 3.8
                         Consumer Non-Cyclical     3.5
 ..............................................................................


| Portfolio review
|_______________________________________________________________________________

Oppenheimer Quest Capital Value Fund, Inc. is for investors looking for capital appreciation.

What We Look For

[bullet] Good businesses identified through fundamental analysis.

[bullet] Management motivated to work for shareholders.

[bullet] Securities that can be purchased at a reasonable price.

[bullet] Companies with high return on capital vs. high growth.




Top 10 Stock Holdings(3)

Security Capital                Tele-Communications
Group, Inc.(4)        20.0%     TCI Ventures Group, Cl. A      5.5%
 ..................................................................
EXEL Ltd.              5.8      Countrywide Credit
                                Industries, Inc.               5.4
 ..................................................................
Canadian Pacific Ltd.  5.7      WorldCom, Inc.                 5.3
 ..................................................................
Mid Ocean Ltd.         5.7      ACE Ltd.                       5.3
 ..................................................................
H&R Block, Inc.        5.6      LucasVarity plc, ADR           5.2
 ..................................................................

2. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

3. Portfolio is subject to change. Percentages are as of October 31, 1997 and are based on total market value of stock holdings.

4. This position was subsequently sold.

5  Oppenheimer Quest Capital Value Fund, Inc.

_______________________
"Several major         |
holdings in            |
Bermuda-based          |
insurance companies    |
have performed well    |
for the Fund."         |



| An interview with your Fund's managers
|_______________________________________________________________________________

How did the Fund perform?

For the one-year period ended October 31, 1997, Oppenheimer Quest Capital Value Fund, Inc. Class A shares delivered an average annual total return, without sales charges, of 14.54%.((1))

Which investments contributed the most to the Fund's performance?((2))

Security Capital--the Fund's largest holding until only a short time ago--made a substantial contribution to the Fund's performance. Security Capital is a real estate investment group that principally invests in real estate investment trusts (REITs). By definition, REITs make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Security Capital's varied investments, coupled with the fact that it recently went public, has helped increase the price of the stock. We have sold our holdings and taken profits for the Fund.

        Another strong performer was WorldCom, Inc. Through a series of strategic acquisitions, WorldCom has grown into the world's largest commercial Internet access company. And their recent bid to buy MCI Telecommunications has attracted a good deal of press attention. WorldCom specializes in delivering telephone and Internet services to the business market--which tends to be more stable than the consumer market.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. The Fund's portfolio is subject to change.

6  Oppenheimer Quest Capital Value Fund, Inc.

[Photo: Colin Glinsman, Jeff Whittington]

Portfolio Management
Team (l to r)
Colin Glinsman
Jeff Whittington
(Fund Manager)

        The company also has a very strong management team dedicated to growing the company, thereby improving stock prices for shareholders. In our opinion, WorldCom could experience high revenue growth for the next three to five years--while remaining attractively valued from a long-term perspective.

        WorldCom's recent acquisition of the CompuServe online service benefited another of the Fund's largest holdings--CompuServe's parent company, H&R Block. Block boosted its performance by selling off its unprofitable CompuServe consumer operation (which WorldCom then sold to America Online). Plus, H&R Block has been a consistent performer--posting gains in all but one of the past 20 years.

        While we don't target sectors, there are some areas that have performed well for the Fund. For example, the Fund has several major holdings in Bermuda-based insurance companies: EXEL Ltd., ACE Ltd. and Mid Ocean Ltd. These companies generate an enormous amount of excess capital, which allows them to underwrite a substantial business volume. Operating in Bermuda, these companies have very low expense structures relative to their U.S. and European competitors. Plus, in line with the Fund's value strategy, these companies are still modestly valued in our opinion.

Which investments didn't perform as well as expected?

        The stocks of oil and gas exploration companies have been particularly volatile over the past year-- suffering one of their worst quarters since the 80s.

7  Oppenheimer Quest Capital Value Fund, Inc.

_______________
"We don't      |
try to         |
time the       |
market."       |



| An interview with your Fund's managers
|_______________________________________________________________________________

This impacted some of the Fund's holdings and we reduced those positions accordingly.

        LucasVarity, a British electrical equipment conglomerate, was also a disappointment earlier in the year following the merger of Lucas Industries and Varity. However, the new company recently reported stabilized earnings numbers and they're benefiting from a strong UK market. The investment community likes the fact that LucasVarity is on budget for earnings and cost-cutting for the year. We feel it could be a very powerful company once the post-merger transition period is over.

What challenges does the Fund face in the coming months?

Our constant challenge is to maintain a portfolio of what we consider to be the best companies with the best management at the best prices. We don't try to time the market or invest based on what we think interest rates, corporate profits or the economy might do in the near term.

        In our view, the biggest risk in any investment is the price that you pay for it. That's why the Fund employs a "bottom-up" approach to stock selection. Rather than targeting specific industries or sectors, we seek to identify good, solid individual companies that we believe are reasonably valued and may deliver a high return on capital based on above-average growth prospects.

What is your outlook for the Fund?

While we like the portfolio of stocks the Fund currently owns, no one knows for sure what the market or interest rates may do through the end of the year and into 1998. We believe that, over time, by owning a portfolio of solid companies with strong management at good prices, the Fund should be in a good position to weather most economic environments.

8  Oppenheimer Quest Capital Value Fund, Inc.

| Financials
|_______________________________________________________________________________

9  Oppenheimer Quest Capital Value Fund, Inc.

 Statement of Investments  October 31, 1997
--------------------------------------------------------------------------------
                                                            Market Value
                                               Shares       See Note 1
================================================================================
Common Stocks--91.3%
--------------------------------------------------------------------------------
Basic Materials--4.6%
--------------------------------------------------------------------------------
Metals--4.6%
UCAR International, Inc.(1)                    425,000     $15,937,500
--------------------------------------------------------------------------------
Consumer Cyclicals--23.8%
--------------------------------------------------------------------------------
Autos & Housing--19.7%(2)
Budget Group, Inc., Cl. A(1)                   148,900       5,211,500
--------------------------------------------------------------------------------
Security Capital Group, Inc.(1)                 41,977      62,965,787
                                                           -----------
                                                            68,177,287
--------------------------------------------------------------------------------
Leisure & Entertainment--4.1%
Tricon Global Restaurants, Inc.(1)             100,000       3,031,250
--------------------------------------------------------------------------------
Trump Hotels & Casino Resorts, Inc.(1)(3)    1,200,000      11,025,000
                                                           -----------
                                                            14,056,250
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--3.2%
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--3.2%
Allegiance Corp.                               400,000      11,100,000
--------------------------------------------------------------------------------
Energy--4.4%
--------------------------------------------------------------------------------
Oil-Integrated--4.4%
Triton Energy Ltd.(1)                          390,000      15,258,750
--------------------------------------------------------------------------------
Financial--23.5%
--------------------------------------------------------------------------------
Diversified Financial--5.0%
Countrywide Credit Industries, Inc.            500,000      17,156,250
--------------------------------------------------------------------------------
Insurance--18.5%(2)
--------------------------------------------------------------------------------
ACE Ltd.                                       180,000      16,728,750
--------------------------------------------------------------------------------
Aetna, Inc.                                    100,000       7,106,250
--------------------------------------------------------------------------------
EXEL Ltd.                                      300,000      18,131,250
--------------------------------------------------------------------------------
Mid Ocean Ltd.                                 275,000      17,840,625
--------------------------------------------------------------------------------
Progressive Corp.                               39,400       4,107,450
                                                           -----------
                                                            63,914,325
--------------------------------------------------------------------------------
Industrial--15.0%
--------------------------------------------------------------------------------
Industrial Services--5.1%
H & R Block, Inc.                              475,000      17,575,000


10  Oppenheimer Quest Capital Value Fund, Inc.

                                                                  Market Value
                                                     Shares       See Note 1
--------------------------------------------------------------------------------
Manufacturing--4.7%
LucasVarity plc, ADR                                 480,000    $ 16,380,000
--------------------------------------------------------------------------------
Transportation--5.2%
Canadian Pacific Ltd. (New)                          600,000      17,887,500
--------------------------------------------------------------------------------
Technology--13.3%
--------------------------------------------------------------------------------
Computer Software/Services--1.5%
Electronic Arts, Inc.(1)                             149,200       5,054,150
--------------------------------------------------------------------------------
Telecommunications-Technology--11.8%
CommScope, Inc.(1)                                   600,000       6,600,000
--------------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A(1)     750,000      17,296,875
--------------------------------------------------------------------------------
WorldCom, Inc.                                       500,000      16,812,500
                                                                ------------
                                                                  40,709,375
--------------------------------------------------------------------------------
Utilities--3.5%
--------------------------------------------------------------------------------
Electric Utilities--3.5%
CalEnergy, Inc.(1)                                   353,000      12,090,250
                                                                ------------
Total Common Stocks (Cost $251,850,789)                          315,296,637

                                                  Face
                                                  Amount
--------------------------------------------------------------------------------
Short-Term Notes--1.2%
--------------------------------------------------------------------------------
Panasonic Finance, Inc., 5.68%, 11/3/97
(Cost $4,209,671)(4)                             $ 4,211,000       4,209,671
--------------------------------------------------------------------------------
Total Investments, at Value
(Cost $256,060,460)                                     92.5%    319,506,308
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                          7.5      25,802,436
                                                 -----------    ------------
Net Assets                                             100.0%   $345,308,744
                                                 ===========    ============

1. Non-income producing security.

2. The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 1997. The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 1997 amounts to $11,025,000. Transactions during the period in which the issuer was an affiliate are as follows:

                      Shares                Gross         Gross          Shares
                      December 31, 1996     Additions     Reductions     October 31, 1997
                      -------------------   -----------   ------------   -----------------
Trump Hotels &
Casino Resorts, Inc.  1,200,000             --            --             1,200,000

4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

11  Oppenheimer Quest Capital Value Fund, Inc.

 Statement of Assets and Liabilities  October 31, 1997


--------------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $232,388,312)                    $308,481,308
Affiliated companies (cost $23,672,148)                         11,025,000
--------------------------------------------------------------------------------
Cash                                                               394,853
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                34,865,564
Shares of capital stock sold                                        57,214
Dividends                                                           20,000
--------------------------------------------------------------------------------
Other                                                              424,605
                                                              ------------
Total assets                                                   355,268,544
--------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                            8,582,578
Shares of capital stock redeemed                                   634,664
Redemption of income certificates--Note 1                          553,132
Distribution and service plan fees                                  78,399
Transfer and shareholder servicing agent fees                       15,010
Other                                                               96,017
                                                              ------------
Total liabilities                                                9,959,800
--------------------------------------------------------------------------------
Net Assets                                                    $345,308,744
                                                              ============
--------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                          $     82,948
--------------------------------------------------------------------------------
Additional paid-in capital                                     168,747,707
--------------------------------------------------------------------------------
Undistributed net investment income                              1,025,380
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions       112,006,861
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3              63,445,848
                                                              ------------
Net assets                                                    $345,308,744
                                                              ============


12  Oppenheimer Quest Capital Value Fund, Inc.

Net Asset Value Per Share

Class A Shares:
--------------------------------------------------------------------------------
Net asset value and redemption price per share
(based on net assets of $343,328,529 and 8,247,021
shares of capital stock outstanding)                              $41.63

Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                     $44.17
--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes
applicable contingent deferred sales charge)
and offering price per share (based on net
assets of $1,207,634 and 29,163 shares of
capital stock outstanding)                                        $41.41
--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$772,581 and 18,654 shares of capital stock outstanding)          $41.42

See accompanying Notes to Financial Statements.

13  Oppenheimer Quest Capital Value Fund, Inc.

Statement of Operations  For the Period Ended October 31, 1997(1)

Investment Income
Interest                                                          $  5,419,423
------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $60,459)              3,242,523
                                                                  ------------
Total income                                                         8,661,946
--------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                              3,312,119
------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                              1,225,249
Class B                                                                  3,641
Class C                                                                  2,459
------------------------------------------------------------------------------
Shareholder reports                                                    239,417
------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                  105,568
------------------------------------------------------------------------------
Custodian fees and expenses                                             41,602
------------------------------------------------------------------------------
Legal and auditing fees                                                 30,694
------------------------------------------------------------------------------
Directors' fees and expenses                                            26,759
------------------------------------------------------------------------------
Registration and filing fees                                             4,510
------------------------------------------------------------------------------
Other                                                                   57,630
                                                                  ------------
Total expenses                                                       5,049,648
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4    (1,009,252)
                                                                  ------------
Net expenses                                                         4,040,396
--------------------------------------------------------------------------------
Net Investment Income                                                4,621,550
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                        112,202,017
Reduction of 1996 income taxes on capital gains                        101,806
                                                                  ------------
Net realized gain                                                  112,303,823
------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
  investments                                                      (81,440,121)
                                                                  ------------
Net realized and unrealized gain                                    30,863,702
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations              $ 35,485,252
                                                                  ============

1. The Fund changed its fiscal year end from December 31 to October 31. See accompanying Notes to Financial Statements.

14  Oppenheimer Quest Capital Value Fund, Inc.

 Statements of Changes in Net Assets



                                                               Period Ended        Year Ended
                                                               Oct. 31, 1997(1)    Dec. 31, 1996
                                                              ------------------- ---------------

Operations
Net investment income                                           $    4,621,550     $  24,888,014
-------------------------------------------------------------------------------------------------
Net realized gain                                                  112,202,017       173,198,410
-------------------------------------------------------------------------------------------------
Provision/reduction of income taxes on capital gains                   101,806       (59,569,499)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation              (81,440,121)      (48,825,541)
                                                                 --------------     -------------
Net increase in net assets resulting from operations                35,485,252        89,691,384
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income--income shares                 (1,463,750)      (24,935,959)
-------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions--Note 2:
Class A                                                           (361,670,071)               --
Class B                                                              1,137,545                --
Class C                                                                743,541                --
Redemption of income shares                                       (208,857,924)               --
-------------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                                         (534,625,407)       64,755,425
-------------------------------------------------------------------------------------------------
Beginning of period                                                879,934,151       815,178,726
                                                                 --------------     -------------
End of period (including undistributed net investment
income of $1,025,380 and $469,962, respectively)                $  345,308,744     $ 879,934,151
                                                                 ==============     =============

1. The Fund changed its fiscal year end from December 31 to October 31. See accompanying Notes to Financial Statements.

15  Oppenheimer Quest Capital Value Fund, Inc.

 Financial Highlights




                                                                            Class A
                                                    ---------------------------------------------------
                                                    Ten Months Ended
                                                    October 31,               Year Ended December 31,
                                                    1997(2)              1996                1995
                                                    ------------------ --------------------- ----------
-------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                    $  37.25           $       33.65      $   25.79
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Income from investment operations                            .44                      --             --
Net realized and unrealized gain (loss)                     3.93                    6.91           9.46
Provision/reduction for corporate income
taxes on net realized long-term capital gain                 .01                   (3.31)         (1.57)
-------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              4.38                    3.60           7.89
-------------------------------------------------------------------------------------------------------
Distributions from net realized short-term gain               --                      --           (.03)
-------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders             --                      --           (.03)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  41.63           $       37.25      $   33.65
                                                        ========           =============      =========
Market value, end of period                                  N/A           $       36.13      $   31.88
                                                        ========           =============      =========
-------------------------------------------------------------------------------------------------------
Total Return, at Market Value(3)                             N/A                   23.63%         45.58%
-------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)                        11.76%                  20.46%(4)      36.68(4)
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                $343,329           $     879,934      $ 815,179
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $434,401           $     883,395            N/A
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       1.28%(6)(8)             2.82%          3.20%
Expenses, before voluntary assumption
by the Manager                                              1.54%(6)(8)             0.72%(7)       0.73%
Expenses, net of voluntary assumption
by the Manager                                              1.11%(6)(8)              N/A            N/A
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  33.8%                     74%            72%
Average brokerage commission rate(10)                    $0.0570           $      0.0500             --
-------------------------------------------------------------------------------------------------------
The following information is in regards to Income
Shares which were redeemed on January 31, 1997
and are no longer outstanding:

Per Share Operating Data:
Income Shares:
Net asset value, beginning of period                   $   11.63           $       11.63      $   11.63
                                                       ---------           -------------      ---------
Income from investment operations                            .05                    1.38           1.39
Dividends from net investment income                        (.08)                  (1.38)         (1.39)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   11.60           $       11.63      $   11.63
                                                       =========           =============      =========
Market value, end of period                                  N/A           $       11.50      $   12.00
                                                       =========           =============      =========
-------------------------------------------------------------------------------------------------------
Total Return, at Market Value(11)                            N/A                    7.80%         10.90%
-------------------------------------------------------------------------------------------------------


16  Oppenheimer Quest Capital Value Fund, Inc.

                                        Class B        Class C
---------------------------------       ------------   ------------
                                        Period Ended   Period Ended
Year Ended December 31,                   October 31,    October 31,
1994            1993         1992             1997(1)        1997(1)
---------------------------------------------------------------------
$  27.09     $  26.29     $  22.59        $  37.04        $  37.04
---------------------------------------------------------------------
      --           --           --             .01             .01
    (.38)        2.45         6.09            4.36            4.37
    (.53)       (1.43)       (1.10)             --              --
---------------------------------------------------------------------
    (.91)        1.02         4.99            4.37            4.38
---------------------------------------------------------------------
    (.39)        (.22)       (1.29)             --              --
---------------------------------------------------------------------
    (.39)        (.22)       (1.29)             --              --
---------------------------------------------------------------------
$  25.79     $  27.09     $  26.29        $  41.41        $  41.42
========     ========     ========        ========        ========
$  23.00     $  23.75     $  23.00             N/A             N/A
========     ========     ========        ========        ========
---------------------------------------------------------------------
    0.89%       10.50%       44.60%            N/A             N/A
---------------------------------------------------------------------
   (1.29%)(4)    9.34%(4)    27.26%(4)       11.80%          11.82%
---------------------------------------------------------------------
$673,742     $696,803     $682,374        $  1,208        $    773
---------------------------------------------------------------------
     N/A          N/A          N/A        $    552        $    372
---------------------------------------------------------------------
    3.47%        3.29%        3.61%           0.07%(6)        0.06%(6)
    0.74%        0.74%        0.74%           2.14%(6)        2.13%(6)
     N/A          N/A          N/A            1.86%(6)        1.85%(6)
---------------------------------------------------------------------
      45%          51%          45%           33.8%           33.8%
      --           --           --        $ 0.0570        $ 0.0570
---------------------------------------------------------------------


$  11.61     $  11.61     $  11.60             N/A             N/A
--------     --------     --------        --------        --------
    1.36         1.30         1.35             N/A             N/A
   (1.34)       (1.30)       (1.34)            N/A             N/A
---------------------------------------------------------------------
$  11.63     $  11.61     $  11.61             N/A             N/A
========     ========     ========        ========        ========
$  12.13     $  13.25     $  13.00             N/A             N/A
========     ========     ========        ========        ========
---------------------------------------------------------------------
    1.80%       12.30%        7.40%            N/A             N/A
---------------------------------------------------------------------


17  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

2. For the ten months ended October 31, 1997 for Class A shares (formerly Capital Shares) and for the period from January 1, 1997 to January 31, 1997 for Income Shares (Income shares were redeemed on January 31, 1997). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997 the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

3. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

4. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994, 1993 and 1992 would have been 18.25%, 34.20%, (3.11)%, 7.32% and
24.88%, respectively.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

6. Annualized.

7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

8. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $142,520,307 and $663,674,705, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

11. Change in market price assuming reinvestment of dividends on payable date (at market).

See accompanying Notes to Financial Statements.

18  Oppenheimer Quest Capital Value Fund, Inc.

 Notes to Financial Statements

1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund), formerly named Quest for Value Dual Purpose Fund, Inc. was initially registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, "dual-purpose" management investment company. Under the Fund's dual purpose structure, the Capital Shares were entitled to all gains and losses of the assets of the Fund and no expenses were allocated to such shares; the Income Shares were entitled to receive all of the Fund's income and bore all of the operating expenses of the Fund. On December 20, 1996, shareholders approved the conversion of the Capital Shares of the Fund to an open-end Fund. The Income Shares were redeemed by the Fund on January 31, 1997 and the Fund's dual purpose structure terminated. The Capital Shares of the Fund became Class A shares and now bear their allocable share of the Fund's expenses. On February 28, 1997 the Fund entered into an investment advisory agreement with OppenheimerFunds, Inc. (the Manager) and the Manager has entered into a sub-advisory agreement with OpCap Advisors (the former Manager). Effective March 3, 1997, the Fund began operating as an open-end Fund. In conjunction with this conversion, amounts were reclassified to reflect an increase in paid-in capital of $319,863,716, a decrease in accumulated net realized gain on investments of $317,057,528 and a decrease in undistributed net investment income of $2,806,188. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in equity securities of companies believed by the Manager to be undervalued. On August 5, 1997, the Board of Directors elected to change the fiscal year end of the Fund from December to October. Accordingly, these financial statements include information for the period ended October 31, 1997. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.


19  Oppenheimer Quest Capital Value Fund, Inc.

Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund changed the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Amounts have been reclassified to reflect a decrease in paid-in capital of $102,000, a decrease in accumulated net realized gain on investments of $101,806, and an increase in undistributed net investment income of $203,806.

20  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Capital Stock

The Fund has authorized one billion shares of $.01 par value capital stock. Transactions in shares of capital stock for the period March 3, 1997 to October 31, 1997 were as follows:

                             Period Ended October 31, 1997
                         ---------------------------------
                         Shares                       Amount
--------------------------------------------------------------------------------
Class A:
Sold                           487,331              $   16,807,176
Redeemed                   (10,244,612)               (378,477,247)
                           -----------              --------------
Net decrease                (9,757,281)             $ (361,670,071)
                           ===========              ==============
--------------------------------------------------------------------------------
Class B:
Sold                            29,862              $    1,164,926
Redeemed                          (699)                    (27,381)
                           -----------              --------------
Net increase                    29,163              $    1,137,545
                           ===========              ==============
--------------------------------------------------------------------------------
Class C:
Sold                            22,769              $      916,393
Redeemed                        (4,115)                   (172,852)
                           -----------              --------------
Net increase                    18,654              $      743,541
                           ===========              ==============
Income Shares:
Redeemed                    18,004,302              $  208,857,924
                           ===========              ==============
--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At October 31, 1997, net unrealized appreciation on investments of $63,445,848 was composed of gross appreciation of $83,904,079, and gross depreciation of $20,458,231.


21  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets, 0.90% of the next $400 million of average daily net assets and 0.85% of average daily net assets over $800 million. Pursuant to the Agreement, for a period of two years from the date thereof, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average daily net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average daily net assets over $800 million. For the period ended October 31, 1997, the waiver amounted to $641,675. Prior to February 28, 1997, management fees were paid to the former Manager at an annual rate of 0.75% on the first $200 million and 0.50% on net assets in excess of $200 million.

              Effective February 28, 1997, the Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the period ended October 31, 1997, the Manager paid $721,743 to the Sub-Advisor. On February 13, 1997 PIMCO Advisors L.P. signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

              For the period ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $117,049, of which $21,937 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $40,420 and $4,312, respectively.

              Effective March 3, 1997, OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the period ended October 31, 1997, the Fund paid OFS $78,031.

              The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day.

22  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. For the first two years after the effective date of the Plan, the Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan. For the period ended October 31, 1997, the waiver amounted to $367,577. During the ten months ended October 31, 1997, OFDI paid $170,077 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

          The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, respectively, determined as of the close of each regular business day. During the ten months ended October 31, 1997, OFDI retained $3,532 and $2,136, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $48,136 for Class B and $6,753 for Class C.
--------------------------------------------------------------------------------
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the ten months ended October 31, 1997.


23  Oppenheimer Quest Capital Value Fund, Inc.

Report of Independent Accountants

The Board of Directors and Shareholders of
Oppenheimer Quest Capital Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. (formerly Quest for Value Dual Purpose Fund, Inc., hereafter referred to as the Fund), at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Denver, Colorado
November 21, 1997


24  Oppenheimer Quest Capital Value Fund, Inc.

Federal Income Tax Information (Unaudited)

In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

              Dividends paid by the Fund during the ten months ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 23.55% to arrive at the net amount eligible for the corporate dividend-received deduction.

              The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


25  Oppenheimer Quest Capital Value Fund, Inc.

Shareholder Meeting (Unaudited)

On May 19, 1997, a special shareholder meeting was held at which the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 1) and the Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 2) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                   Withheld/       Broker
Proposal         For               Against         Abstain         Non-Votes     Total
---------------- ---------------   -------------   -------------   -----------   --------------
Proposal No. 1   5,333,081.606     387,728.558     492,181.397     4,689,389     6,212,991.561
Proposal No. 2   5,193,678.421     344,416.743     674,896.397     4,689,389     6,212,991.561



26  Oppenheimer Quest Capital Value Fund, Inc.

 Oppenheimer Quest Capital Value Fund, Inc.

Officers and Directors  Bridget A. Macaskill, Chairman of the Board of Directors
                         and President
                        Paul Y. Clinton, Director
                        Thomas W. Courtney, Director
                        Lacy B. Herrmann, Director
                        George Loft, Director
                        Robert C. Doll, Jr., Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Sub-Advisor             OpCap Advisors

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of            State Street Bank and Trust Company
Portfolio Securities
--------------------------------------------------------------------------------
Independent Accountants Price Waterhouse LLP

--------------------------------------------------------------------------------
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein


                        This is a copy of a report to shareholders of Oppenheimer Quest Capital Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Capital Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


27  Oppenheimer Quest Capital Value Fund, Inc.

|  Information and services
|_______________________________________________________________________________

Internet
24-hr access to account
information
www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
1-800-525-7048

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
1-800-852-8457

PhoneLink
24-hr automated
information and
automated
transactions
1-800-533-3310

Telecommunication
Device for the
Deaf (TDD)
Mon-Fri 8:30am-2pm ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely
and insightful messages
on the economy and issues
that affect your
investments
1-800-835-3104

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

            [Oppenheimer Funds logo (4 intertwined hands)] Oppenheimer Funds(SM)
                                                               Distributor, Inc.

RA0835.001.1097   December 30, 1997